EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of GVC Venture Corp. (the "Company") on Form 10-QSB for the quarter ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bernard Zimmerman, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 7, 2005

                                         /s/ Bernard Zimmerman
                                         ---------------------------------------
                                             Bernard Zimmerman, President
                                             (Principal Executive Officer) and
                                             Treasurer (Principal Financial and
                                             Accounting Officer)